UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025 (July 1, 2025)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2025, the Board of Directors (the “Board”) of Wolverine World Wide, Inc. (the “Company”) appointed Cheryl Abel-Hodges and Jack Boyle as members of the Board, effective July 1, 2025. There were no arrangements between either of the new directors and other persons pursuant to which a new director was appointed as a director. There are no related-party transactions in which either of the new directors or any of their respective immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K. As independent members of the Board, each of the new directors will be entitled to receive the compensation paid to the Company’s non-employee directors other than the Chairman of the Board, as described most recently in the Company’s proxy statement for the 2025 annual meeting of shareholders filed with the U.S. Securities and Exchange Commission on March 19, 2025. Each of the new directors will also enter into an Indemnification Agreement with the Company in the form entered into by the Company’s other directors. The new directors have been appointed to the following Board committees: Ms. Abel-Hodges, the Audit Committee; and Mr. Boyle, the Compensation and Human Capital Committee.

A copy of the press release issued on July 8, 2025 by the Company announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated July 8, 2025.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2025	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ David A. Latchana
David A. Latchana
Chief Legal Officer and Corporate Secretary

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